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                      Strategic Partners Opportunity Funds
                              New Era Growth Fund

                        Prospectus dated April 26, 2002
                         Supplement dated March 3, 2003

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   Effective December 16, 2002 Calamos Asset Management, Inc. replaced
Massachusetts Financial Services Company (MFS) as subadviser to the New Era Growth Fund.

   The following replaces the discussion of MFS in the section of the prospectus titled 'How the Trust is Managed--Investment Advisers and Portfolio Managers:'

   Calamos Asset Management, Inc. ('Calamos') and Jennison are the Fund's Advisers. Calamos, a registered investment adviser, is a wholly-owned subsidiary of Calamos Holdings, Inc. As of October 31, 2002, Calamos managed approximately $11.7 billion in assets for institutions, individuals, investment companies and hedge funds. Calamos' address is 1111 E. Warrenville Road, Naperville, Illinois 60563-1463.

   John P. Calamos, Chief Executive Officer and President of Calamos, Nick P. Calamos, Chief Investment Officer and Executive Vice President of Calamos, and John P. Calamos, Jr., Executive Vice President of Calamos, have managed Calamos's portion of the New Era Growth Fund since December 2002. John and Nick have managed money together for nearly 20 years.







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